Exhibit 99.2

2Q 2018 Conference Call

Forward - Looking Statements This presentation contains forward - looking statements concerning Atomera Incorporated (“Atomera,” the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “woul d,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to iden tif y forward - looking statements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31, 2017 filed with the SEC on March 6, 2018 (the “2017 Annual Report”). In light of these risks, uncertainties and assumptions, the f orw ard - looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in our forward - looking statements. You should not rely upon forward - looking statements as predictions of future events. Although we believe that the expectations reflected in our forward - looking statement s are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances desc rib ed in the forward - looking statements will be achieved or occur. This presentation contains only basic information concerning Atomera . The Company’s filings with the Securities Exchange Commission, including the 2017 Annual Report, include more information about factors that could affect the Company’s operatin g and financial results. We assume no obligation to update information contained in this presentation. Although this presentati on may remain available on the Company's website or elsewhere, its continued availability does not indicate that we are reaffirm ing or confirming any of the information contained herein. 2

Technology at the Atomic Level 3 Company Overview Strong, Growing and Defensible Patent Portfolio High Leverage IP Licensing Business Model Top Tier Management Team Transistor enhancement technology for the $400B semiconductor market

4 Customer Engagement Phases Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase 3 Integration Phase 4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup

Customer Pipeline Now engaged with 50% of the world’s top semiconductor makers* * 10 of the top 20 (IC Insights, McClean Report 2017) Customer Engagement Pipeline 5 0 3 6 9 12 15 18 IPO 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 Number of Customer Engagements Phase 1 Phase 2 Phase 3

1 2 Faster Results Readily Available 3 Simulation Confidence 6 Shortening the Integration Phase 1 2 Process R&D Fab Leased Epi Tool 3 TCAD Simulation Customer Wafer Manufacturing Atomera MST® Deposition Customer MST® Deposition Phase3 Integration Phase4 Installation Phase 5 Qualification Phase 6 Production Phase 1 Planning Phase 2 Setup

Technology and market segment Maximizing MST Performance 7 Performance Gain End Oxygen Dose 100% MST film

Technology and market segment 8 100% Maximizing MST Performance Performance Gain End Oxygen Dose MST film Optimized MST film

Technology and market segment MST and High - k/Metal gates 9 • Tests conducted on MST by the University of Notre Dame • Results showed MST improved performance of High - k products • 23% mobility enhancement • 2.7x gate leakage reduction • High - k/Metal gate widely used in advanced manufacturing nodes

Financials * For a full reconciliation of GAAP and non - GAAP results, please see our press release issued August 8, 2018. 10 Q2 2018 Q1 2018 Q4 2017 Q3 2017Q2 2017Q1 2017 GAAP Results Revenue $0.1M - $0.1M - - - Gross Profit ($0.02M) - $0.1M - - - Operating Expense ($3.2M) ($3.1M) ($2.7M) ($3.3M)($3.7M)($3.6M) Net Loss ($3.2M) ($3.1M) ($2.6M) ($3.3M)($3.6M)($3.5M) Loss Per Share ($0.26) ($0.26) ($0.21) ($0.28) ($0.31) ($0.31) Reconciliation between GAAP & Non-GAAP Net Loss (GAAP) ($3.2M) ($3.1M) ($2.6M) ($3.3M)($3.6M)($3.5M) Interest Expense - - - - - - Stock-Based Compensation $0.6M $0.5M $0.5M $0.9M $1.4M $1.2M Adjusted EBITDA (Non-GAAP)* ($2.6M) ($2.6M) ($2.1M) ($2.4M)($2.2M)($2.4M) Cash at June 30, 2018 $12.3M Shares Outstanding at June 30, 2018 12.4M 20172018 YTD

Summary slide? Summary 11 • Reached 18 total engagements with 14 different customers • 11 engagements in critical integration phase • In multi - process engagements with four customers • First wafer run being planned using customer - installed Epi tools • New MST recipe should speed integration process and improve manufacturability • New results in High - k/Metal Gate expand our technology reach • Building momentum to commercialization

2Q 2018 Conference Call